SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 20, 2004

ACR GROUP, INC. (Exact Name of Registrant as Specified in Its Charter)

Texas (State or Other Jurisdiction of Incorporation)	0-12490 (Commission File Number)	74-2008473 (IRS Employer Identification No.)

3200 Wilcrest Drive, Suite 440 Houston, Texas 77042 (Address of Principal Executive Offices, Including Zip Code)

(713) 780-8532 Registrant’s telephone number, including area code

N/A (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibit 99.1 — ACR Group, Inc Press Release dated May 18, 2004

Item 9. Regulation FD Disclosure.

On May 18, 2004, ACR Group, Inc. (the “Company”) issued a press release reporting its financial results for the fiscal year ended February 29, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

The information contained in this Form 8-K is being furnished pursuant to “Item 12. Results of Operations and Financial Condition,” under Item 9 of Form 8-K.

Exhibit	Description

99.1	Press release dated May 18, 2004 issued by ACR Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACR Group, Inc.

Dated: May 20, 2004	By:	/s/ Anthony R. Maresca Anthony R. Maresca Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press release dated May 18, 2004 by ACR Group, Inc.